                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):    August 12, 1997
                                                         ---------------------

                           SIGNATURE BRANDS USA, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     DELAWARE                    0-19912                    36-3635286
 ---------------               ------------             -------------------
 (State or other               (Commission                (I.R.S. Employer
 jurisdiction of               File Number)             Identification No.)
 incorporation)

           7005 Cochran Road, Glenwillow, Ohio                44139-4312
--------------------------------------------------------------------------------
         (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:     (216) 542-4200
                                                   -------------------------


                          Health o meter Products, Inc.
             ------------------------------------------------------
                                  (Former Name)

             24700 Miles Road, Bedford Heights, Ohio                 44146-1399
--------------------------------------------------------------------------------
                              (Former Address)

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):    August 12, 1997
                                                         ---------------------

                              SIGNATURE BRANDS INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




      Ohio                       33-80000                   36-3330781
 ---------------               ------------             -------------------
 (State or other               (Commission                (I.R.S. Employer
 jurisdiction of               File Number)             Identification No.)
 incorporation)



           7005 Cochran Road, Glenwillow, Ohio                44139-4312
--------------------------------------------------------------------------------
         (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:     (216) 542-4200
                                                   -------------------------


                             Health o meter, Inc.
             ------------------------------------------------------
                                  (Former Name)

             24700 Miles Road, Bedford Heights, Ohio                 44146-1399
--------------------------------------------------------------------------------
                              (Former Address)

Item 5.      Other Events.
             -------------

             Signature Brands USA, Inc. (the "Company") issued a News Release on August 12, 1997, a copy of which is filed as
             Exhibit 99.


Item 7.      Financial Statements, Pro Forma Financial Information And Exhibits.
             -------------------------------------------------------------------

    (c)      Exhibits.

             99       News Release dated August 12, 1997, from the Company.

                                    SIGNATURE
                                    ---------



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             SIGNATURE BRANDS USA, INC.
                                             SIGNATURE BRANDS, INC.



Date:  August 13, 1997                       By /s/  Steven M. Billick
                                                --------------------------------
                                               Steven M. Billick
                                               Senior Vice President, Treasurer
                                                 and Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------



                  Exhibit                   Description of Exhibit
                  -------                   ----------------------

                  99                        News Release dated August 12, 1997.